Exhibit 10.4

                          OPEN ENDED PRODUCT AGREEMENT


1.   Parties:
     -------

     This Agreement is between Wade Cook Financial Corporation, a Nevada corporation ("WCFC") and/or assigns and Wade B. Cook, a resident of Washington State ("Cook") and/or assigns.

2.   Background:
     ----------

     Cook owns the rights to intellectual property related to investment strategies, financial management, and wealth management created by Wade B. Cook ("Cook IP"). WCFC through its subsidiary Wade Cook Seminars, Inc. ("WCSI") has been sponsoring and promoting certain seminars and materials relating to said Cook IP under the terms of a Product Agreement dated June 26, 1997 between WCSI, Money Chef, and Cook. The parties now wish to replace that Product Agreement.

3.   Term:
     ----

     This Agreement shall take effect July 1, 1997 and remain in effect through June 30, 2002 unless otherwise mutually agreed between the parties.

4.   License:
     -------

     Cook hereby continues to license rights in the Cook IP, which Cook either owns or controls, to WCFC for the purpose of producing, marketing, and selling seminars, audio tapes, videotapes, related books and writings, and other works stemming from the Cook IP on an individual product basis. This license shall be a non-exclusive worldwide license. A list of current Products to which WCFC currently has the rights under the terms of this Agreement is attached as "Exhibit A." Additional works owned or controlled by Cook shall be licensed to WCFC under the terms of this master license Agreement by executing individual "Intellectual Property License Orders" ("IP Order") in the form of "Exhibit B." Specific IP Orders shall be signed and dated by Cook as the licensor of the intellectual property and by the licensee WCFC (or its subsidiaries, affiliates, or assigns) in order to be effective. The Term of each IP Order shall be for the remainder of the term of this Agreement unless otherwise specified in writing.

5.   Royalties:
     ---------

     WCFC shall pay to Cook as requested by Cook in writing, a royalty of ten percent (10%) of all gross sales for Products licensed hereunder. Royalties shall be paid quarterly on May 1, August 1, November 1, and February 1 for the quarter ending the month prior to the payment.

Cook shall be entitled to take draws against royalties as agreed by the chief financial officer of the company.

6.   Marketing and Promotion:
     -----------------------

     WCFC shall have the right to promote and advertise Products as it deems appropriate.

7.   Author's Warranty:
     -----------------

     Cook represents and warrants to WCFC that the work is original and that he is the sole author and proprietor thereof, and has full power to enter into this Agreement. Cook warrants that he owns all rights in the Products subject to the previous license dated June 26, 1997 with WCSI. Cook agrees to indemnify and hold harmless WCFC against any damage or judgment, including court costs and attorneys' fees, which may be sustained or recovered against WCFC by reason of the publication or sale of any of the Products arising from anything contained therein. Cook also agrees to reimburse WCFC for all expenses, including court costs, attorneys' fees, and amounts paid in settlement, sustained by WCFC in resisting any claim, demand, suit, action or proceeding asserted or instituted against WCFC based upon the sale of the Product or by reason of anything contained therein.

8.   Right to Use Likeness:
     ---------------------

     Cook hereby consents to the use of his name, likeness, identity, trademarks, and trade symbols, for the purposes of fulfilling this Agreement and in connection with the promotion, advertising, distribution, financing, marketing, and production of the Products or derivatives therefrom, and for general organizational promotional purposes.

9.   Examination of Books:
     --------------------

     WCFC shall make available to Cook, within 10 business days written notice, at its headquarters, the financial books related to payment of royalties hereunder.

10.  Disputes:
     --------

     Any dispute between the parties arising out of this Agreement which cannot be amicably settled shall be referred to arbitration upon written notice by either party to the other. The arbitration shall be governed by the laws of the State of Nevada. Said arbitration is to be held in Seattle, Washington. Any award rendered in arbitration shall be binding and conclusive upon the parties and shall not be subject to appeals or retrying by the court.

11.  Attorney Fees:
     -------------

     In the event this Agreement is placed in the hands of an attorney due to a default in the payment or performance of any of its terms, the defaulting party shall pay, immediately upon demand, the other party's reasonable attorney fees, collection costs, costs of either litigation, mediation, or arbitration (whichever is appropriate), whether or not a suit or action is filed, and any other fees or expenses reasonably incurred by the non-defaulting party.

12.  Jurisdiction:
     ------------

     This Agreement shall be governed by the laws of Nevada.

13.  Final Agreement:
     ---------------

     This Agreement is the entire, final and complete agreement of the parties and supersedes all written and oral agreements heretofore made or existing by and between the parties or their representatives.

Executed in duplicate this 20th day of March, 1998.



WADE COOK FINANCIAL CORPORATION


By:   /s/ Kiman A. Lucas
     ------------------------
Name:  Kiman A. Lucas
Title:  General Counsel


/s/ Wade B. Cook
------------------------
Name:  Wade B. Cook
Title:  President


/s/ Wade B. Cook
------------------------
Wade B. Cook, Licensor

                                    EXHIBIT A

A list of current products to which WCFC currently has the rights to:

Books:
-----

101 Ways to Buy Real Estate Without Cash
555 Clean Jokes
Bear Market Baloney
Brilliant Deductions
Business Buy the Bible
Cook's Book on Creative Real Estate
Don't Set Goals
How to Build a Real Estate Money Machine
How to Pick Up Foreclosures
Real Estate For Real People
Stock Market Miracles
The Real Estate Money Machine
Unlimited Wealth
Wall Street Money Machine
Wealth 101


Publications and Audio and Video Tapes:
--------------------------------------

100-Fold Return audio tape
180(degree) Cash Flow Turnaround Seminar: 180 Degrees in 180 Minutes video
A Day with Wade Cook
Are we Headed for a Bear Market? audio tape
Behind Closed Doors
Cash Flow System
Covered Calls audio tape
Dynamic Dollars video
Entity Structuring video tape
Fast Start
Financial 4X4 audio tapes and video
Financial Fortress Home Study Program
Financial Jump Start video and audio tapes
Financial Power Pack audio tapes
Fortify Your Income
High Octane Performance Entities (HOPE) audio tapes, video, and special reports High Performance Business Strategies, formally known as High Octane Business Strategies audio tapes

Publications and Audio and Video Tapes, cont.:
---------------------------------------------

How to Incorporate in Nevada Special Report
How to Retire in 2 Months
Income Formulas - Cash Flow, Cash Flow, Cash Flow audio tape
Income Generation System
Legal Forms publication
Living Loving Trusts audio tape
Money Machine I audio tapes
Money Machine II-Nups audio tapes
Red Hot Financial Seminars audio tapes
Money Mysteries of the Millionaires audio tape
Next Step
Ordinary People do extraordinary things
Outrageous Returns audio tape
Owner Financing
Paper Chase Cassette Seminar
Paper Tigers audio tapes and manual
Pension Power audio tape
Power of Nevada Corporations audio tape
Property Analysis Forms
Real Estate Record Keeping System
Retirement Prosperity audio tapes and manual
Sail Through Life audio tape
SAIL: Scriptural  Application In Life audio tapes
Second to None video
Seven Strategies to Success video
Special Reports publications
Special Reports, Real Estate
Stock Analysis Forms
Stock Market Power Strategies audio tape
The Corporation Kit
The Incorporation Handbook
The Next Step Video Home Study Course videos
To S or Not to S Special Report
Travel Agent Information Kit
Unlimited Wealth: 101 Secrets of the Super Rich audio tapes
Wall Street Workshop Video Home Study Course videos
Wealth, Riches, and Covenants audio tape
Winning Ways video
Zero to Zillions

Seminar Curriculum and Manuals:
------------------------------

Build Perpetual Income (BPI)
Business Entities Skills Training (BEST)
Cook University
Entity Structuring Workshop (ESW)
Executive Retreat
Financial Clinics
Fortify Your Income (FYI)
Four Days with Wade & Ultra B.E.S.T
Next Step
Real Estate Boot camp
Real Estate Workshop
Super BEST
Travel Agent
Wall Street Workshop
Wealth Academy
Wealth Information Network (W.I.N)
Wealth Information Network Plus
WINSTOCK
Youth Wall Street Workshop

                                    EXHIBIT B

                                  LICENSE ORDER

EFFECTIVE DATE:
EXECUTION DATE:
LICENSOR:

LICENSEE:
ENDING DATE:

PRODUCTS:

Books:
-----


Publications and Video and Audio Tapes:
--------------------------------------



Seminar Curriculum and Manuals:
------------------------------



WADE COOK FINANCIAL CORPORATION


By:__________________________
Name:  Kiman A. Lucas
Title:  General Counsel



_____________________________
Name:  Wade B. Cook
Title:  President



_____________________________
Wade B. Cook, Licensor